The Separation and Initial Public Offering	12 Months Ended
Dec. 31, 2023
Strong Global Entertainment Inc [Member]
The Separation and Initial Public Offering

4. The Separation and Initial Public Offering

On May 15, 2023, the Company completed an IPO of 1,000,000 of its Class A Voting Common Shares at a price to the public of $4.00 per share. The IPO closed on May 18, 2023 and the Company completed its separation from FG Group Holdings. Total net proceeds of approximately $1.3 million were raised from the IPO after deducting underwriting discounts and commissions and offering costs. Offering costs totaled approximately $2.2 million. The Company’s Common Shares are listed on the NYSE American under the ticker symbol “SGE.”

Also on May 15, 2023, the Company issued 100 shares of its Class B Shares to FG Group Holdings. Holders of the Class B Shares are entitled to (i) elect or appoint at least fifty percent (50%) of the total number of the Company’s directors (each a “Class B Director”), (ii) remove any Class B Director, and (iii) elect or appoint a director to fill any vacancy left by a Class B Director. No holder of any class or series of shares, other than Class B Shares, are entitled to nominate, elect, remove, or propose to remove, a Class B Director. Holders of our Class B Shares are not entitled to vote on any other matter (other than as provided by law), are not entitled to dividends, are subject to transfer restrictions, and are redeemable and retractable at the price of $1.00 per Class B Share upon certain conditions being met. The Company has an obligation to redeem all of the Class B Shares held by a holder of Class B Shares, upon receipt of notice that such holder has ceased to hold, directly or indirectly, at least thirty percent (30%) of the Company’s issued and outstanding Common Shares. Pursuant to a “lock-up” agreement, FG Group Holdings has agreed, for a period of twelve (12) months from the date of the Company’s IPO, subject to limited exceptions, without the prior written consent of the underwriter of the Company’s IPO, that they will not offer, issue, sell, contract to sell, encumber, grant any option for the sale of or otherwise dispose of any of the Company’s our securities. As a result, FG Group Holdings is unable to redeem any of its Class B Shares until at least one year after the Company’s IPO.

In connection with the Separation of the Company from FG Group Holdings and the IPO, the Company entered into a Master Asset Purchase Agreement, an IP Assignment Agreement, the FG Group Holdings Asset Transfer Agreement, the FG Group Holdings IP Assignment Agreement, the Joliette Plant Lease, the Share Transfer Agreements and a number of other agreements. Under the Management Services Agreement, the Company and FG Group Holdings provide certain services to each other, which include information technology, legal, finance and accounting, human resources, tax, treasury, and other services, and charges a fee that is based on its actual costs and expenses for those services in the future (with mark-up, if necessary, to comply with applicable transfer pricing principles under Canadian and U.S. tax regulations). These agreements took effect upon the closing of the Separation and IPO.